UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01474	87-6984749
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street 37th Floor
Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
(indicate by check mark)
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Transfer Agent Agreement

On January 27, 2026, Bain Capital Private Credit (the “Fund”) entered into a Transfer Agent Servicing Agreement (the “Transfer Agent Agreement”) with U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services as the Fund’s transfer agent (“U.S. Bank”), effective as of February 1, 2026. Pursuant to the Transfer Agent Agreement, U.S. Bank, among other things, receives and processes orders for the purchase of common shares of beneficial interest of the Fund (the “Shares”) in accordance with applicable rules and regulations. U.S. Bank also processes any subscription agreements received from prospective holders of Shares and share repurchase requests. The Transfer Agent Agreement may be terminated by the Fund or U.S. Bank (i) upon giving ninety (90) days’ prior written notice to the other party or such shorter period as is mutually agreed upon by the parties or (ii) upon written notice to the other party if certain events enumerated in the Transfer Agent Agreement occur.

In addition, and in connection with the transition to U.S. Bank as the Fund’s transfer agent as discussed above, the Fund and SS&C Technologies, Inc. and SS&C GIDS, Inc. (together, “SS&C”) mutually agreed on January 23, 2026 to amend the term of the Transfer Agent Servicing Agreement dated as of September 29, 2023 by and between the Fund and SS&C such that the last day of provision of transfer agency services will be January 31, 2026.

The description above is only a summary of the material provisions of the Transfer Agent Agreement and is qualified in its entirety by reference to a copy of the Transfer Agent Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Item 1.02.	Termination of a Material Definitive Agreement.

The information regarding the termination of the Fund’s former Transfer Agent Servicing Agreement with SS&C under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: January 29, 2026	By:	/s/ Adriana Rojas Garzón
	Name:	Adriana Rojas Garzón
	Title:	Vice President